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                                                                    EXHIBIT 23.1

                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 No. 333-70597.

Vienna, VA
March 9, 2000